UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 14, 1999


                          GROW BIZ INTERNATIONAL, INC.
                          ----------------------------
                 (Exact Name of Issuer as Specified in Charter)


          Minnesota                     0-22012               41-1622691
          ---------                     -------               ----------
(State or Other Jurisdiction or     (Commission File       (I.R.S. Employer
Incorporation or Organization)          Number)          Identification Number)


                4200 Dahlberg Drive, Golden Valley, MN 55422-4837
                -------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (612) 520-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Events

On October 14, 1999, Grow Biz International, Inc. announced that it recorded an $11.6 million restructuring charge relating to the Company's It's About Games(TM) concept. The charge primarily relates to discontinuing operations of the sixty Company-owned It's About Games(TM) stores.

This event is further described in the Press Release dated October 14, 1999, which is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press Release dated October 14, 1999


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        GROW BIZ INTERNATIONAL, INC.



Date: October 21, 1999              By: /s/ K. Jeffrey Dahlberg
                                        -----------------------
                                            K. Jeffrey Dahlberg
                                            Chairman and Chief Executive Officer



Date: October 20, 1999              By: /s/ David J. Osdoba, Jr.
                                        ------------------------
                                            David J. Osdoba, Jr.
                                            Vice President of Finance and Chief
                                            Financial Officer


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


                          GROW BIZ INTERNATIONAL, INC.
                            CONDENSED BALANCE SHEETS

                                                                    -----------------------------------------
                                                                    September 25, 1999      December 26, 1998
                                                                    -----------------------------------------
                                     ASSETS
Current Assets:
     Cash and cash equivalents                                           $          --          $   2,418,000
     Trade receivables, less allowance for doubtful accounts of
          $1,019,000 and $1,053,000                                          8,671,600             13,893,700
     Inventories                                                             6,949,800             10,124,400
     Prepaid expenses and other                                              6,919,300              2,459,300
     Deferred income taxes                                                   1,699,100              1,699,100
                                                                         -------------          -------------
                                       Total current assets                 24,239,800             30,594,500

     Notes receivable                                                        1,505,300              1,208,600
     Property and equipment, net                                             4,729,300              5,960,500
     Restructuring asset held for sale                                         111,900                     --

     Other assets, net                                                       1,929,100              5,377,300
                                                                         -------------          -------------
                                                                         $  32,515,400          $  43,140,900
                                                                         =============          =============

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                                                        5,164,400             11,306,600
     Accrued liabilities                                                     1,131,000              1,818,700
     Accrued restructuring liability                                         4,643,500                     --
     Current maturities of long-term debt                                    7,680,900             14,464,300
     Deferred franchise fee revenue                                          1,280,300              1,901,800
                                                                         -------------          -------------
                                      Total current liabilities             19,900,100             29,491,400

Long-Term Debt                                                               8,764,000              3,484,600

Shareholders' Equity:
     Common stock, no par, 10,000,000 shares authorized,
          5,329,795 and 5,079,055 shares issued and outstanding                     --                     --
     Retained earnings                                                       3,851,300             10,164,900
                                                                         -------------          -------------

                           Total shareholders' equity                        3,851,300             10,164,900
                                                                         -------------          -------------
                                                                         $  32,515,400          $  43,140,900
                                                                         =============          =============


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


                          GROW BIZ INTERNATIONAL, INC.
                       CONDENSED STATEMENTS OF OPERATIONS

                                                    -------------------------------------------------------------------
                                                            Quarter Ended                     Nine Months Ended
                                                    September 25,     September 26,     September 25,     September 26,
                                                        1999              1998              1999              1998
                                                    -------------------------------------------------------------------
REVENUE:
     Merchandise sales                              $  11,223,300     $  16,638,500     $  34,165,600     $  54,037,000
     Royalties                                          4,755,700         4,688,700        14,391,100        14,574,700
     Franchise fees                                       500,600           940,900         1,478,800         2,488,400
     Advertising and other                                194,000           215,900           438,200           505,000
                                                    -------------     -------------     -------------     -------------
                     Total revenue                     16,673,600        22,484,000        50,473,700        71,605,100

COST OF MERCHANDISE SOLD                                9,846,500        13,451,700        29,195,400        44,210,500

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                                7,160,800         6,541,600        21,541,100        22,082,000

RESTRUCTURING CHARGE                                   11,575,300                --        11,575,300                --

GAIN ON SALE OF DISC GO ROUND                                  --                --                --         5,231,500
                                                    -------------     -------------     -------------     -------------
                      Income from operations          (11,909,000)        2,490,700       (11,838,100)       10,544,100

INTEREST INCOME                                            61,800           125,100           284,000           345,100

INTEREST EXPENSE                                         (391,200)         (143,500)       (1,171,900)         (351,400)
                                                    -------------     -------------     -------------     -------------

                      Income before income taxes      (12,238,400)        2,472,300       (12,726,000)       10,537,800

(BENEFIT) PROVISION FOR INCOME TAXES                   (4,797,500)          969,200        (4,988,600)        4,130,900
                                                    -------------     -------------     -------------     -------------

NET INCOME (LOSS)                                   $  (7,440,900)    $   1,503,100     $  (7,737,400)    $   6,406,900
                                                    =============     =============     =============     =============

NET INCOME (LOSS) PER COMMON SHARE -
BASIC                                               $       (1.43)    $         .27     $       (1.50)    $        1.09
                                                    =============     =============     =============     =============

WEIGHTED AVERAGE SHARES OUTSTANDING -
BASIC                                                   5,218,600         5,614,600         5,159,200         5,861,300
                                                    =============     =============     =============     =============

NET INCOME (LOSS) PER COMMON SHARE -
DILUTED                                             $       (1.43)    $         .26     $       (1.50)    $        1.06
                                                    =============     =============     =============     =============

WEIGHTED AVERAGE SHARES OUTSTANDING -
DILUTED                                                 5,243,000         5,846,800         5,183,600         6,054,700
                                                    =============     =============     =============     =============


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